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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-1 (File No. 333-37387), as amended, of our report dated October 31, 1997, on our audit of the financial statements Southern Belle Dairy Company. We also consent to the reference to our firm under the caption "Experts" included in the registration statement.



                                                        COOPERS & LYBRAND L.L.P.


Lexington, Kentucky
November 26, 1997